Revenue from Contract with Customers	6 Months Ended
Jun. 30, 2022
Revenue from Contract with Customer [Abstract]
Revenue from Contract with Customers	Revenue from Contracts with Customers
The Company’s revenue is derived primarily from selling imagery and its only business activity is building of a satellite constellation to support the selling of imagery. During the six months ended June 30, 2022, the Company recognized revenue of $2.4 million, of which $1.5 million was recognized over time and $0.9 million was recognized at a point-in-time.
Information about the Company’s revenue by geography is as follows:

	Six Months Ended June 30,
	2022	2021
Revenue by geography (1)
Asia Pacific	$1,525	$1,690
North America	521	-
Other	342	16
Total revenue	$2,388	$1,706
(1)Revenue by geography is based on the geographical location of the customer.
The Company has two customers that each accounted for more than 10% of revenue for the six months ended June 30, 2022.

The Company entered into an agreement in June 2019 and modified in September 2021 for which $1.5 million of revenue was recognized. Under the terms of the modified agreement, the Company agreed to deliver imagery over an agreed upon geographical space for a period of 12 years on a take-or-pay basis, in exchange for $38.2 million of cash consideration and the right to use a building for an Assembly, Integration and Test facility. The
Company also has the ability to earn additional consideration if the customer requests imagery in excess of the service cap. The Company agreed to collect the cash consideration, through quarterly payments of $0.8 million over ten years, which started in November 2021, with the remaining cash consideration collected as upfront milestone payments. The Company has collected $2.2 million, of which $1.0 million is included as a non-current contract liability, from this customer as of June 30, 2022.
In November 2021, the Company entered a five-year noncancellable agreement with a technology company that requires the customer to purchase a minimum of $4.0 million of multispectral, hyperspectral, full-motion video or private delivery uplift products each year. The Company recognizes revenue as products are delivered to the customer. The customer pays the Company in non-cash consideration in the form of a license to a proprietary software platform, which the Company uses in its internal operations. The access to the platform is granted to the Company regardless of the level of products ordered. The customer has the option of purchasing additional products from the Company in exchange for cash consideration at the Company’s pricing. For the six months ended June 30, 2022, the Company recognized $0.5 million of revenue related to this contract.
Contract liabilities and Remaining Performance Obligations
The Company’s contract liabilities consist of payments received from customers, or such consideration contractually due, in advance of providing the satellite imagery or related service. Amounts included in Contract liabilities are as follows:

	June 30,	December 31,
	2022	2021
Non-current	$1,000	$1,000
Current	2,654	935
Total	$3,654	$1,935
During the six months ended June 30, 2022, the Company recognized revenue of $455 that was included as a Contract liability as of December 31, 2021.
A contract’s transaction price is allocated to each distinct performance obligation and recognized as revenue when, or as, the performance obligation is satisfied. The following table represents the total transaction price for the remaining performance obligations as of June 30, 2022 related to non-cancellable contracts longer than 12 months in duration that is expected to be recognized over future periods.

	Within 1 Year	Years 1-2	Years 2-3	Thereafter
Remaining performance obligations	$8,551	$12,572	$11,956	$17,526